Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

dated as of November 15, 2010

TBS International Limited

Commerce Building, One Chancery Lane

Hamilton HM 12 Bermuda

Re:          First Amendment to Forbearance Agreement (this “Amendment”)

Ladies and Gentleman:

Reference is hereby made to (i) those certain extensions of credit (the “Loans”) made pursuant to and as evidenced by, inter alia, (a) that certain Amended and Restated Credit Agreement, dated as of March 26, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among Albemarle Maritime Corp. and each of the other entities identified on the signature pages thereof as Borrowers (the “Borrowers”), TBS International plc and TBS International Limited, as guarantors (collectively, “Holdings”), TBS Shipping Services Inc., as Administrative Borrower (the “Administrative Borrower”), each of the financial institutions party thereto as lenders (the “Lenders”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Citibank, N.A. and DVB Group Merchant Bank (Asia) Ltd., as co-Syndication Agents, TD Banknorth, N.A., as Documentation Agent and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager; and (b) the other Loan Documents (as defined in the Credit Agreement) and (ii) that certain Forbearance Agreement, dated as of September 30, 2010 (as hereby amended, the “Forbearance Agreement”) by and among Borrowers, Holdings, Administrative Borrower, the Administrative Agent and the other Lenders signatory thereto.  All capitalized terms used herein without definition that are defined in the Credit Agreement or the Forbearance Agreement shall have the same meanings herein as therein, as applicable.

Each Loan Party acknowledges that the Specified Defaults have occurred and are continuing.  The Loan Parties agree that, but for the terms of the Forbearance Agreement, the Administrative Agent may, if Required Lenders consent, and shall, at the direction of Required Lenders, proceed to enforce its rights and remedies under the Credit Agreement to collect the Borrowers’ indebtedness to the Administrative Agent and the Lenders under the Credit Agreement.  Each Loan Party acknowledges that the Forbearance pursuant to the Forbearance Agreement will expire on November 15, 2010 (unless the Forbearance Termination Date occurs prior to such date).  The Administrative Agent, the Required Lenders and the Loan Parties hereby agree to amend certain provisions of and extend the period of Forbearance under the Forbearance Agreement upon the following terms and conditions:

§1.  Amendment to Forbearance Agreement.  Subject to the satisfaction of the conditions to effectiveness set forth in Section 6 of this Amendment, the Forbearance Agreement is hereby amended as follows:

(a)           Forbearance Termination Date.  Section 4 of the Forbearance Agreement is hereby amended by deleting the date “November 15, 2010” in clause (i) of the first sentence thereof and substituting the date “December 29, 2010” in lieu thereof.

(b)           Specified Defaults.  The definition of “Specified Defaults” contained in the recitals to the Forbearance Agreement is hereby amended to include any Default or Event of Default which occurs under the Section 7.13(b) of the Credit Agreement (Minimum Cash Liquidity) so long as Holdings and the Borrowers comply with the minimum cash liquidity covenant set forth in Section 5(a) of this Amendment.

§2.  Ratification of Existing Agreements.  The Loan Parties confirm and agree that the Obligations, as evidenced by or otherwise arising under the Credit Agreement and the other Loan Documents, are, by the Loan Parties’ execution of this Amendment, ratified and confirmed in all respects.  The Loan Parties confirm and agree that to the extent that any Loan Document purports to assign or pledge to the Administrative Agent, for the benefit of the Lenders, or to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in or lien on, any assets of the Loan Parties as security for any of the Obligations from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for all of the Obligations, whether now existing or hereafter arising. In addition, by the execution of this Amendment, each of the Loan Parties represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding as of the First Amendment Effective Date (as defined below) with respect to such Obligations.

§3.  Representations and Warranties.  All of the representations and warranties made by each of the Loan Parties in the Credit Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except with respect to the occurrence of the Specified Defaults and to the extent that any of such representations and warranties relate by their terms to a prior date they shall be true and correct as of such prior date.

§4.  Acknowledgements.  Each of the Loan Parties hereby acknowledges that it shall work diligently and use commercially reasonable efforts to complete each of the following items:

(c)           Vessel Appraisals.  On or about November 26, 2010, delivery to the Lenders of a vessel evaluation and appraisal report in scope, form and substance satisfactory to the Administrative Agent to be provided at the sole expense of the Borrowers from a marine appraisal firm acceptable to the Administrative Agent.

(d)           Letter of Intent.  On or about November 29, 2010, delivery to the Administrative Agent of a letter of intent from the major stockholders of TBS International plc with respect to an equity investment in the Loan Parties in an amount, on terms and subject to conditions acceptable to the Administrative Agent.

(e)           Restructuring Term Sheet.  On or about November 29, 2010, agreement by the Loan Parties and the Lenders to a term sheet with respect to a longer term restructuring of the credit facilities provided under the Credit Agreement, subject to documentation, receipt of internal approvals and such other conditions as the parties thereto may agree, such restructuring to close on or about December 22, 2010.

§5.  Covenants.  Each of the Administrative Agent, the Required Lenders and the Loan Parties hereby covenant and agree with and for the benefit of the Administrative Agent and the Lenders, notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, as follows:

(a)           Minimum Cash Liquidity.  Notwithstanding anything to the contrary contained in Section 7.13(b) of the Credit Agreement, for each calendar week ending after the First Amendment Effective Date

(as defined below) through and including any calendar week ending on or before the Forbearance Termination Date, Holdings and the Borrowers shall not permit the aggregate daily closing balance of Qualified Cash of the Loan Parties (other than the Limited Guarantors) to be less than $15,000,000 on the last Business Day of any week or on average in any week, of which a minimum average balance of $5,625,000 must be deposited with Bank of America, N.A.

(b)           Borrowers’ Restructuring Advisor.  AlixPartners, LLP shall continue as Borrowers’ Restructuring Advisor to the Loan Parties until otherwise agreed in writing by the Administrative Agent.  In the event that AlixPartners, LLP terminates their existing involvement with the Borrowers, the Borrowers shall appoint one of the other restructuring advisors set forth on Schedule B to the Forbearance Agreement, or such other restructuring advisor satisfactory to the Administrative Agent, within 5 Business Days of AlixPartners, LLP providing the Borrowers written notice of termination of their contract with the Borrowers.  The Borrowers shall cause the newly appointed restructuring advisor to continue to serve as Borrowers’ Restructuring Advisor until otherwise agreed in writing by the Administrative Agent.  The Borrowers agree that any final reports of the Borrowers’ Restructuring Advisor provided to the Borrowers will also be provided to the Lenders within a reasonable period of time following the Borrowers’ receipt of such final report.

(c)           Compliance with Forbearance Agreement and other Loan Documents. Each Loan Party will, and will cause each of its Subsidiaries to, comply and continue to comply with all of the terms, covenants and provisions contained in the Forbearance Agreement and each other Loan Document to which it is a party and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified by the Forbearance Agreement or this Section 4.

(d)           Further Assurances. Each Loan Party will, and will cause its Subsidiaries to, at any time or from time to time execute and deliver such further instruments, each in form and substance satisfactory to the Administrative Agent, and take such further action as the Administrative Agent may reasonably request, in each case further to effect the purposes of this Amendment, the Forbearance Agreement, the Loan Documents and all documents, agreements and instruments executed in connection therewith.

§6.  Conditions to Effectiveness.  The Administrative Agent, the Required Lenders and the Loan Parties agree that the extension of the forbearance obligations of the Administrative Agent and the Lenders under the Forbearance Agreement shall be effective upon the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Administrative Agent, no later than November 15, 2010 (the “First Amendment Effective Date”):

(a)           The Loan Parties, the Required Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

(b)           The applicable Subsidiaries of the Loan Parties shall have entered into amendments, waivers, forbearances (or extensions thereof) or other modifications reasonably satisfactory to the Administrative Agent of each loan agreement evidencing the existing Indebtedness of such Subsidiaries of the Loan Parties described on Schedule 7.02 of the Credit Agreement and any other material Indebtedness of such Subsidiaries (including, without limitation, the various loan agreements among certain Subsidiaries of Holdings and The Royal Bank of Scotland plc, DVB Group Merchant Bank (Asia) Ltd., Credit Suisse, AIG Commercial Equipment Finance, Inc, Commerzbank AG and Berenberg Bank) deferring, forbearing or continuing to defer or forbear any rights with respect to the failure to make any payments of principal due under such loan agreements and any other applicable defaults (including cross-defaults and defaults under any minimum liquidity covenants contained therein) under such loan agreements to a date which is no earlier than the Forbearance Termination Date (as hereby amended), and the Administrative Agent shall have received a signed Officer’s Certificate, certified by a duly authorized officer of Holdings to be true and complete, attaching true, correct and complete fully executed copies of each such amendment, waiver, forbearance (or extension thereof) and modification to each such loan agreement.

(c)           The Administrative Agent shall have received evidence that all corporate action necessary for the valid execution and delivery by the Loan Parties of this Amendment and the performance of the transactions contemplated hereby and thereby shall have been taken.

(d)           The Administrative Agent shall have received, for its own account and the pro rata account of each other Lender executing this Amendment, a forbearance fee in an amount equal to five (5) basis points on aggregate amount of all outstanding Loans and Letters of Credit of all Lenders executing this Amendment.

(e)           The Administrative Agent shall have received payment for the fees, and expenses including, without limitation, fees and expenses incurred by their counsel and their restructuring advisors and other consultants, for which invoices or estimates therefor have been provided to the Loan Parties on or prior to the First Amendment Effective Date.

(f)            The representations and warranties of each of the Loan Parties in the Credit Agreement and the other Loan Documents shall be true and correct as of the First Amendment Effective Date, except with respect to the occurrence of the Specified Defaults referred to herein and to the extent that any of such representations and warranties relate by their terms to a prior date they shall be true and correct as of such prior date.

(g)           There shall have occurred no Default or Event of Default other than the Specified Defaults.

§7.  No Present Claims; Release.  The Loan Parties hereby acknowledge and agree that, as of the date hereof: (a) none of the Loan Parties or any of their Affiliates has any claim or cause of action against the Administrative Agent or any Lender (or any of their directors, officers, employees, attorneys or agents); (b) none of the Loan Parties or any of their Affiliates, has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (c) the Administrative Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties and each of their Affiliates.  The Administrative Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Administrative Agent or the Lenders.  Therefore, the Loan Parties, each on its own behalf and on behalf of each of its respective successors and assigns, hereby waives, releases and discharges the Administrative Agent and the Lenders and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of or in any way relating to the Credit Agreement, the Loan Documents and any other documents, instruments, agreements (including the Forbearance Agreement and this Amendment), dealings or other matters connected with the Credit Agreement, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Amendment related to the Credit Agreement.  The waivers, releases, and discharges contained in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

§8.  Expenses.  The Loan Parties jointly and severally agree to pay on demand all expenses incurred by the Administrative Agent and the Lenders in connection with the transactions contemplated by Amendment and the Forbearance Agreement and in connection with any further amendments or waivers (whether or not the same become effective) thereof and all expenses incurred by the Administrative Agent in connection with the enforcement of any rights hereunder or thereunder, including, without limitation, (i) the cost and expenses of preparing and duplicating this Amendment, (ii) the reasonable legal fees and all charges for costs, expenses and disbursements of Bingham McCutchen LLP, special counsel to the Administrative Agent, in connection with the transactions contemplated by this Amendment and the Forbearance Agreement and any further amendments, modifications, approvals, consents or waivers hereunder or thereunder, and (iii) all expenses, costs and liabilities, incurred by the Administrative Agent in connection with (A) the interpretation and administration of and exercise, enforcement or preservation of rights under this Amendment or the Forbearance Agreement against any of the Loan Parties or any of their officers or employees party thereto or the administration thereof whether before or after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the relationship of the Administrative Agent with the Loan Parties.

§9.  No Waiver.  Except as otherwise expressly provided for in this Amendment and the Forbearance Agreement, nothing in this Amendment or the Forbearance Agreement shall extend to or affect in any way any of the rights or obligations of the Loan Parties or any of the Administrative Agent’s or Lenders’ obligations, rights and remedies arising under the Credit Agreement.  The Administrative Agent and the Lenders shall not be deemed to have waived any or all of their rights or remedies with respect to any Default or Event of Default existing on the date hereof or arising hereafter.

§10.  Marshalling.  The Administrative Agent and the Lenders shall not be required to marshal any present or future collateral security for the Loan Parties’ obligations to the Administrative Agent and the Lenders under the Credit Agreement or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that they lawfully may, the Loan Parties hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the Administrative Agent’s or any Lenders’ rights under any document, agreement or instrument evidencing or securing the Loan Parties’ obligations to the Administrative Agent and the Lenders under the Credit Agreement and, to the extent that it lawfully may, each of the Loan Parties hereby irrevocably waives the benefits of all such laws.

§11.  Miscellaneous.

(a)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401 AND §5-1402).

(b)           This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(c)           This Amendment shall constitute a Loan Document under the Credit Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Credit Agreement; and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Credit Agreement and secured by the collateral security for the Obligations.

(d)           Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or rendered invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

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If you are in agreement with the foregoing, please sign and return the enclosed copy of this Amendment to the Administrative Agent.

The Borrowers:

ALBEMARLE MARITIME CORP.
ARDEN MARITIME CORP.
AVON MARITIME CORP.
BIRNAM MARITIME CORP.
BRISTOL MARITIME CORP.
CHESTER SHIPPING CORP.
CUMBERLAND NAVIGATION CORP.
DARBY NAVIGATION CORP.
DOVER MARITIME CORP.
ELROD SHIPPING CORP.
EXETER SHIPPING CORP.
FRANKFORT MARITIME CORP.
GLENWOOD MARITIME CORP.
HANSEN SHIPPING CORP.
HARTLEY NAVIGATION CORP.
HENLEY MARITIME CORP.
HUDSON MARITIME CORP.
JESSUP MARITIME CORP.
MONTROSE MARITIME CORP.
OLDCASTLE SHIPPING CORP.
QUENTIN NAVIGATION CORP.
RECTOR SHIPPING CORP.
REMSEN NAVIGATION CORP.
SHEFFIELD MARITIME CORP.
SHERMAN MARITIME CORP.
STERLING SHIPPING CORP.
STRATFORD SHIPPING CORP.
VEDADO MARITIME CORP.
VERNON MARITIME CORP.
WINDSOR MARITIME CORP.

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

Holdings:

TBS INTERNATIONAL LIMITED

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

TBS INTERNATIONAL PLC

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

The Administrative Borrower:

TBS SHIPPING SERVICES INC.

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

The Guarantors:

TBS U.S. ENTERPRISES LLC

By: TBS SHIPPING SERVICES INC., its sole member

	By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

TBS ENERGY LOGISTICS L.P.

By: TBS U.S. ENTERPRISES LLC, its general partner

By: TBS SHIPPING SERVICES INC., its sole member

	By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

The Guarantors (continued):

TBS LOGISTICS INCORPORATED

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Assistant Secretary

ROYMAR SHIP MANAGEMENT, INC.
TBS SHIPPING SERVICES INC.
AZALEA SHIPPING & CHARTERING, INC.
COMPASS CHARTERING CORP.

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Secretary

TBS INTERNATIONAL PLC
TBS INTERNATIONAL LIMITED
TBS HOLDINGS LIMITED
WESTBROOK HOLDINGS LTD.
TRANSWORLD CARGO CARRIERS, S.A.
MERCURY MARINE LTD. (F/K/A TBS LOGISTICS LTD.)
TBS WORLDWIDE SERVICES INC.
BEEKMAN SHIPPING CORP.
FAIRFAX SHIPPING CORP.
LEAF SHIPPING CORP.
PACIFIC RIM SHIPPING CORP.
TBS AFRICAN VENTURES LIMITED
TBS DO SUL LTD.
TBS EUROLINES, LTD.
TBS HOLDINGS LIMITED
TBS LATIN AMERICA LINER, LTD.
TBS MIDDLE EAST CARRIERS, LTD.
TBS NORTH AMERICA LINER LTD.
TBS OCEAN CARRIERS, LTD.
TBS PACIFIC LINER, LTD.
TBS WAREHOUSE & DISTRIBUTION GROUP LTD.
TBS WAREHOUSE & EQUIPMENT HOLDINGS LTD.
TBS LOGISTICS INCORPORATED
TBSI NEW SHP DEVELOPMENT CORP.
TBS MINING LIMITED

By:	/s/ Tara DeMakes
Name: Tara DeMakes
Title: Attorney-in-Fact

The Administrative Agent:

BANK OF AMERICA, N.A.

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

The Required Lenders:

BANK OF AMERICA, N.A.

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

The Required Lenders (continued):

DVB GROUP MERCHANT BANK (ASIA) LTD.,
as co-Syndication Agent and a Lender

By:	/s/ Evan Cohen
Name: Evan Cohen
Title: Director

CITIBANK, N.A., as co-Syndication Agent and a Lender

By:	/s/ N. Thomas Eck
Name:	N. Thomas Eck
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard B. Soulberry
Name:	Richard B. Soulberry
Title:	Vice President

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Thomas F. Furst
Name:	Thomas F. Furst
Title:	Vice President

MERRILL LYNCH COMMERCIAL FINANCE CORP., as a Lender

By:	/s/ Judith A. Huckins
Name:	Judith A. Huckins
Title:	Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen J. Corcoran
Name:	Stephen J. Corcoran
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Sarah R. Miller
Name:	Sarah R. Miller
Title:	Vice President